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                        AMENDMENT TO LINE OF CREDIT AGREEMENT

     This Seventh Amendment to Line of Credit Agreement (the "Amendment") is made and entered into as of June 28, 1996, by and between SANWA BANK CALIFORNIA (the "Bank") and INTERNATIONAL RECTIFIER CORPORATION (the "Borrower") with respect to the following:

     This Amendment shall be deemed to be a part of and subject to that certain Line of Credit Agreement dated as of June 30, 1993, as it may be amended from time to time, and any and all addenda and riders thereto (collectively the "Agreement"). Unless otherwise defined herein, all terms used in this Amendment shall have the same meanings as in the Agreement. To the extent that any of the terms or provisions of this Amendment conflict with those contained in the Agreement, the terms and provisions contained herein shall control.

    WHEREAS, the Borrower and the Bank mutually desire to extend and/or modify the Agreement.

    NOW THEREFORE, for value received and hereby acknowledged, the Borrower and the Bank agree as follows:
         1. CHANGE IN REPORTING REQUIREMENTS. Section 7.06 (c) of the Agreement is deleted in its entirety.

          2. MODIFICATION OF OPERATING LOSS. All references in Section 7.17 of the Agreement to the figure $5,000,000 shall be changed to $10,000,000.

          3. CONFIRMATION OF OTHER TERMS AND CONDITIONS OF THE AGREEMENT. Except as specifically provided in this Amendment, all other terms, conditions and covenants of the Agreement unaffected by this Amendment shall remain unchanged and shall continue in full force and effect and the Borrower hereby covenants and agrees to perform and observe all terms, covenants and agreements provided for in the Agreement, as hereby amended.

    IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first hereinabove written.


BANK:                                     BORROWER:

SANWA BANK CALIFORNIA                     INTERNATIONAL RECTIFIER CORPORATION

By: /s/ David B. Carr                     By: /s/ Michael P. McGee
   ------------------------------------      -----------------------------------
    David B. Carr                                  Michael P. McGee /
    Vice President                        Vice President-Chief Financial Officer
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             (Name/Title)                            (Name/Title)

                                          By:
                                             ----------------------------------

                                          -------------------------------------
                                                      (Name/Title)


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